UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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GUARDIAN VARIABLE PRODUCTS TRUST

(Name of Registrant as Specified in Charter)

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GUARDIAN VARIABLE PRODUCTS TRUST
10 Hudson Yards
New York, NY 10001

IMPORTANT NOTICE REGARDING THE INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at:
http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses

January 10, 2022

You are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) because you are the owner of a variable annuity contract (“Contract”) issued by The Guardian Insurance & Annuity Company, Inc., and some or all of your Contract value is allocated to Guardian Integrated Research VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (the “Trust”). The Information Statement relates to the retention of Wellington Management Company LLP (“WMC”) as the Fund’s subadviser and the approval by the Board of Trustees of the Trust (the “Board”) of a subadvisory agreement between Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment manager, and WMC with respect to the Fund.

This notice presents only an overview of the Information Statement that is available to you at the website listed above and as otherwise described below. We encourage you to access and review the Information Statement. The Information Statement is for informational purposes only and you need not take any action.

As discussed in greater detail in the Information Statement, at a meeting held on October 5-6, 2021, the Board considered and approved the replacement of Columbia Management Investment Advisers, LLC (“CMIA”) as the Fund’s subadviser with WMC. The WMC subadvisory agreement became effective on October 12, 2021, at which time WMC assumed subadvisory duties for the Fund. In connection with the subadviser change, the Board also considered and approved changes to the Fund’s principal investment strategies. At a meeting held on December 7-8, 2021, the Board considered and approved changes in the subadvisory fee. The new subadvisory fee schedule does not impact the aggregate fees paid by the Fund because the subadvisory fee is paid by Park Avenue and not the Fund.

The U.S. Securities and Exchange Commission issued an exemptive order that permits Park Avenue, on behalf of the Fund (and other series of the Trust) and subject to the approval of the Board, to retain certain subadvisers, including subadvisers that are not affiliated with Park Avenue (such as WMC), without shareholder approval. This authority is subject to certain conditions, including that shareholders be furnished with information about subadvisers and subadvisory agreements approved by the Board pursuant to the order. Accordingly, the purpose of the Information Statement is to furnish shareholders with information regarding the Board’s approval of the new subadvisory agreement with WMC.

The Information Statement will be available at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses until at least 90 days from the date of this notice in lieu of mailing a paper copy. To view and print the Information Statement, access the above-listed website address. A paper or email copy of the Information Statement will be available upon request, free of charge, by telephone at 1-888-GUARDIAN (1-888-482-7342) or 1-800-221-3253 or by mail at: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, EL Paso, TX 79998-1592 until on or about April 10, 2022. If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy. The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by making a request in writing to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, EL Paso, TX 79998-1592 or by calling 1-888-GUARDIAN (1-888-482-7342) or 1-800-221-3253.

Please note that, unless we receive contrary instructions from one or more members of a household, we may mail only one copy of this notice to a household, if more than one person in that household is a Contract owner with an investment allocation in the Fund. If a shareholder needs an additional copy of this Information Statement, they may request one by telephone at 1-888-GUARDIAN (1-888-482-7342) or 1-800-221-3253 or by mail at: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, EL Paso, TX 79998-1592. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Fund in writing at The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, EL Paso, TX 79998-1592.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a paper copy.

GUARDIAN VARIABLE PRODUCTS TRUST
10 Hudson Yards

New York, NY 10001

January 10, 2022

To Contract Owners invested in Guardian Integrated Research VIP Fund (the “Fund”):

At a meeting held on October 5-6, 2021, the Board of Trustees of Guardian Variable Products Trust (the “Board”) considered and approved the replacement of Columbia Management Investment Advisers, LLC (“CMIA”) as the Fund’s subadviser with Wellington Management Company LLP (“WMC”). The subadvisory agreement with WMC became effective on October 12, 2021, at which time WMC assumed subadvisory duties for the Fund. In connection with the subadviser change, the Board also considered and approved changes to the Fund’s principal investment strategies. Shareholder approval of the retention of WMC as subadviser and the subadvisory agreement with WMC is not required. This Information Statement is for informational purposes only and you need not take any action.

Park Avenue Institutional Advisers LLC will remain the Fund’s investment manager and will oversee and supervise WMC’s portfolio management of the Fund, which includes WMC making the specific decisions about buying, selling and holding securities.

You are receiving this Information Statement because you are the owner of a variable annuity contract (“Contract”) issued by The Guardian Insurance & Annuity Company, Inc., and some or all of your Contract value is allocated to the Fund. For ease of reference, such Contract owners may also be referred to as “shareholders” of the Fund.

This package contains more information about WMC and the Fund, including information regarding the actions taken by the Board with respect to the retention of WMC. Please review this information and call us toll-free at 1-888-GUARDIAN (1-888-482-7342) or contact your financial intermediary with any questions. Please note that no proxy is required. We are not asking you for a proxy and you are not requested to send us a proxy.

Thank you for your continued investment in the Fund.

Sincerely,

Dominique Baede

President

Guardian Variable Products Trust

IMPORTANT INFORMATION
FOR THE SHAREHOLDERS OF
GUARDIAN INTEGRATED RESEARCH VIP FUND

Pursuant to the terms of an exemptive order (“Order”) received from the U.S. Securities and Exchange Commission, this document is an Information Statement and is being furnished to you because you are the owner of a variable annuity contract (“Contract”) issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, and some or all of your Contract value is allocated to Guardian Integrated Research VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (the “Trust”). Park Avenue Institutional Advisers LLC (“Park Avenue”) serves as the investment manager for the Fund.

The Order permits Park Avenue, on behalf of the Fund (and other series of the Trust) and subject to the approval of the Board of Trustees of the Trust (the “Board”), to retain certain subadvisers, including subadvisers that are not affiliated with Park Avenue (each, an “unaffiliated subadviser”), without shareholder approval. This authority is subject to certain terms and conditions.

Pursuant to the terms of the Order, if Park Avenue retains, and the Board approves, a subadviser for the Fund, the Fund must provide shareholders with certain information about the subadviser and the subadvisory agreement within 90 days of such retention. In this case, the Fund is providing you with this information because the Fund’s previous subadviser, Columbia Management Investment Advisers, LLC (“CMIA”), was replaced by Wellington Management Company LLP (“WMC”), effective October 12, 2021. At a meeting held on October 5-6, 2021, the Board considered and approved the retention of WMC as the Fund’s subadviser and considered and approved a subadvisory agreement between Park Avenue and WMC with respect to the Fund (the “Subadvisory Agreement”). In connection with the subadviser change, the Board also considered and approved changes to the Fund’s principal investment strategies. At a meeting held on December 7-8, 2021, the Board approved a new subadvisory fee schedule for the Fund as follows: 0.25% on the first $100 million in assets; and 0.20% on assets over $100 million, effective December 8, 2021. This change in subadvisory fee did not impact the aggregate fees paid by the Fund because Park Avenue, and not the Fund, pays the subadvisory fee to WMC.

This Information Statement provides you with more information about the change in subadviser. Park Avenue will remain the Fund’s investment manager and will oversee and supervise WMC’s portfolio management of the Fund, which includes WMC making the specific decisions about buying, selling and holding securities.

The Trust mailed a Notice of Internet Availability for this Information Statement on or about January 10, 2022 to Contract owners with Contract value allocated to the Fund as of October 12, 2021 (the “Record Date”). For ease of reference, such Contract owners may also be referred to as “shareholders” of the Fund. Park Avenue, not the Fund, will bear the expenses incurred in connection with preparing and mailing this Information Statement.

As of the Record Date, the number of Fund shares issued and outstanding was as follows: 640,657.823.

Certain information about shareholders who owned of record or beneficially more than 5% of shares of the Fund as of the Record Date is set forth in Appendix A. To the knowledge of Park Avenue, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund as of the Record Date.

NO PROXY IS REQUIRED.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

BOARD CONSIDERATIONS FOR THE RETENTION OF
WMC AS SUBADVISER TO THE FUND

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trust held on October 5-6, 2021 (the “Meeting”), the Board considered and approved the Subadvisory Agreement between Park Avenue and WMC engaged to serve as subadviser to the Fund. The Trustees who are not parties to the Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of a party to the Subadvisory Agreement (the “Independent Trustees”) unanimously approved the Subadvisory Agreement for an initial term of two years.

The Board is responsible for overseeing the management of the Fund. In determining whether to approve the Subadvisory Agreement, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the Subadvisory Agreement. At a previous Meeting, the Board received a presentation from WMC regarding the services to be rendered to the Fund. Park Avenue also discussed proposed changes to the Fund’s principal investment strategies. The Trustees received written responses from WMC to a series of questions and requests for information covering a wide variety of topics provided by independent counsel on behalf of the Independent Trustees. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Subadvisory Agreement and the process and criteria used by Park Avenue to identify and select WMC.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Subadvisory Agreement in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, Park Avenue or WMC.

In reaching its decisions to approve the Subadvisory Agreement, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to the Subadvisory Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Subadvisory Agreement. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Subadvisory Agreement rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Fund by WMC; (ii) the investment performance of accounts managed by WMC with strategies similar to the Fund; (iii) the fees to be charged; (iv) the extent to which economies of scale may in the future exist for the Fund, and the extent to which the Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by WMC (or its affiliates) from its relationships with the Fund.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Fund by WMC. The Trustees also considered, among other things, the terms of the Subadvisory Agreement and the range of investment advisory services to be provided by WMC under the oversight of Park Avenue. In evaluating the investment advisory services, the Trustees considered, among other things, WMC’s investment philosophy, style and process and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by WMC with similar strategies as the Fund, including performance and portfolio characteristics. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Fund and the capabilities, resources and reputation of WMC.

Based upon these considerations, the Board concluded, within the context of their full deliberations, that the nature, extent and quality of services to be provided to the Fund by WMC were appropriate.

Investment Performance

Because WMC is new to the Fund, the Board was not able to evaluate an investment performance record for the Fund with respect to WMC.  The Board did consider WMC’s performance history with respect to similarly-managed investment accounts. While there was no historical WMC performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of the Subadvisory Agreement.

Costs and Profitability

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreement and evaluated the reasonableness of the fees. The Trustees considered information regarding the fees charged to funds and accounts managed by WMC with similar strategies as the Fund. The Trustees also considered that the fees to be paid to WMC would be paid by Park Avenue and not the Fund and that Park Avenue had negotiated the fees with WMC at arm’s-length. The Trustees did not request or consider any projected profitability information from WMC because Park Avenue would be responsible for payment of the subadvisory fees and had negotiated the fees with WMC at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Fund by WMC.

Economies of Scale

The Board considered that the subadvisory fee schedule offered breakpoints. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Subadvisory Agreement or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than the subadvisory fee, that WMC and its affiliates may receive because of their relationships with the Fund, including the ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that the benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadviser to a mutual fund such as the Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Subadvisory Agreement.

TERMS OF THE SUBADVISORY AGREEMENT

There are no material differences between the terms of the Subadvisory Agreement and those of the prior subadvisory agreement, and the services provided by WMC are substantially similar. In connection with subadvising the Fund, the standard of care applicable to WMC is that it shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to the Subadvisory Agreement in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity would use in the conduct of an enterprise of a like character and with like aims. Unless WMC has breached the foregoing standard of care (or any other standard of care by which WMC is bound under applicable law), WMC shall not be liable to the Trust, the Fund, Park Avenue or to any of their respective affiliates or to any other person for any loss incurred in connection with the performance of the Subadvisory Agreement. Under the prior subadvisory agreement, the standard of care applicable to CMIA was that it act (i) solely in the best interest of the Fund and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims.

Unless WMC has breached the foregoing standard of care (or any other standard of care by which WMC is bound under applicable law), WMC shall not be liable to the Trust, the Fund, Park Avenue or to any of their respective affiliates or to any other person for any loss incurred in connection with the performance of the Subadvisory Agreement. Under the prior subadvisory agreement, CMIA would not be liable to the Trust, the Fund, Park Avenue or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Fund in connection with the performance of the subadvisory agreement, except for a loss resulting from CMIA’s willful misfeasance, bad faith, negligence or reckless disregard in the performance of its obligations and duties under the subadvisory agreement, or a material breach of the subadvisory agreement.

The Subadvisory Agreement’s and the prior subadvisory agreement’s indemnification provisions are substantially similar. Under the Subadvisory Agreement, WMC shall indemnify and hold harmless the Fund, Park Avenue, and Park Avenue’s affiliates, and their respective directors, partners, officers and employees, from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and expenses) directly arising out of or in connection with WMC’s willful misfeasance, bad faith or negligence, or other breach of its standard of care in performing its duties and obligations under the Subadvisory Agreement. Under the prior subadvisory agreement, CMIA was required to indemnify and hold harmless Park Avenue, Park Avenue’s affiliates, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (“1933 Act”), controlled Park Avenue, from any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) arising out of or in connection with CMIA’s willful misfeasance, bad faith or negligence, or reckless disregard in the performance of its obligations and duties under, or based upon any material breach of, the prior subadvisory agreement. In addition, the prior subadvisory agreement required Park Avenue to indemnify and hold harmless CMIA and CMIA’s affiliates, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls CMIA, from any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) arising out of, or in connection with, Park Avenue’s willful misfeasance, bad faith, negligence or reckless disregard in the performance of its obligations and duties under, or based upon any material breach of, the prior subadvisory agreement.

The Subadvisory Agreement will continue in force for an initial term of two years, unless sooner terminated as provided in the Subadvisory Agreement. Thereafter, the Subadvisory Agreement will continue in force from year to year so long as it is specifically approved by the Board or shareholders of the Fund at least annually in the manner required by the 1940 Act. The Subadvisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) or upon the termination or assignment of the Fund’s management agreement with Park Avenue and may be terminated by Park Avenue at any time without payment of any penalty on sixty days’ prior written notice to WMC and the Fund. The Subadvisory Agreement may also be terminated at any time without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as such phrase is treated under the 1940 Act) on sixty days’ prior written notice to WMC or by WMC upon three months’ written notice unless the Fund or Park Avenue requests additional time to find a replacement for WMC, in which case WMC shall allow the additional time requested by the Fund or Park Avenue not to exceed three additional months beyond the initial three-month notice period. A copy of the Subadvisory Agreement is attached hereto as Appendix B.

Management and Subadvisory Fees

Under the terms of the Investment Management Agreement between Park Avenue and the Trust, on behalf of the Fund, the Fund pays Park Avenue a management fee that is equal to an annual percentage of the Fund’s average daily net assets as follows: 0.50% on assets up to $200 million; 0.43% on assets from $200 to $300 million; and 0.40% on assets over $300 million.

Pursuant to the Subadvisory Agreement, for the period from October 12, 2021 to December 8, 2021, Park Avenue paid WMC subadvisory fees at the following annual percentage rates: 0.25% on first $100 million in assets; 0.20% for the next $150 million in assets; 0.175% for the next $250 million in assets; and 0.15% for assets over $500 million in assets. Effective December 8, 2021, the Board approved a new subadvisory fee schedule for the Fund as follows: 0.25% on the first $100 million in assets; and 0.20% on assets over $100 million. This change in subadvisory fee did not impact the aggregate fees paid by the Fund because Park Avenue, and not the Fund, pays the subadvisory fee to WMC.

For the fiscal year ended December 31, 2021, the aggregate advisory fees paid by the Fund to Park Avenue for services rendered to the Fund were $337,435 and the subadvisory fees paid by Park Avenue to CMIA for services rendered to the Fund were $25,470. All fees due to WMC under the Subadvisory Agreement are paid by Park Avenue and are not additional expenses to the Fund.

As described in the Fund’s prospectus, Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.84% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses).

THERE WILL BE NO INCREASE IN ADVISORY FEES PAID BY THE FUND TO PARK

AVENUE IN CONNECTION WITH THE RETENTION OF WMC AS THE SUBADVISER TO

THE FUND.

Information About WMC

Wellington Management Company LLP (“WMC”) is a Delaware limited liability partnership with its principal office at 280 Congress Street, Boston, Massachusetts 02210. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. WMC and its predecessor organizations have provided investment advisory services for over 80 years. WMC is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2021, WMC managed approximately $1.384 trillion in assets.

WMC made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during the Fund’s last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of WMC, or otherwise have any material direct or indirect interest in WMC. In addition, since January 1, 2021, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which WMC was or is to be a party.

Certain information on each of WMC’s executive officers is listed below and has been provided to the Trust by WMC. The address of each executive officer, unless otherwise noted, is 280 Congress Street, Boston, MA 02110.

Name	Position(s) with WMC

Jean M. Hynes Stephen Klar Gregory S. Konzal James S. Peterson Edward J. Steinborn	Chief Executive Officer President Managing Director, Counsel and Head of Legal, Americas Managing Direction and Chief Compliance Officer Senior Managing Director and Chief Financial Officer

The following persons are jointly and primarily responsible for the day-to-day management of the Fund.

Mammen Chally, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of WMC

Mammen Chally is a Senior Managing Director and Equity Portfolio Manager at WMC. He joined WMC in 1994. He leads the disciplined equity team managing a number of strategies across the market capitalization spectrum. Previously, Mr. Chally worked at Gas Authority of India Limited from 1989 to 1992. He has extensive experience in portfolio risk management, development of derivative strategies, quantitative research, and other professional experience. Mr. Chally holds the Chartered Financial Analyst designation. He received an M.B.A. degree from Northeastern University in 1994 and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology in 1989.

Douglas W. McLane, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of WMC

Douglas McLane is a Senior Managing Director and Equity Portfolio Manager at WMC on the disciplined equity team. Additionally, he conducts fundamental analysis on equity investments, focusing on the consumer, industrials, and materials sectors. Prior to joining WMC in 2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009-2011) and an analyst at Sirios Capital Management (2003-2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999-2001) and The Carson Group (1996-1999). Mr. McLane earned his M.B.A from the Kellogg School of Management at Northwestern University (2003) and his B.A. in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

David A. Siegle, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of WMC

David Siegle is an equity research analyst on the Disciplined Equity Team at WMC. He conducts fundamental analysis on U.S. equity investments, focusing on the health care, information technology, and industrials sectors. His research supports the investment decision making for a range of portfolios managed for clients of WMC. Prior to joining the Disciplined Equity Team in 2008, Mr. Siegle worked as an equity research analyst on the Global and International Growth Team (2007-2008). Before that, he worked as an analyst in the Quantitative Investment Group (2003-2007) and as a client service analyst in the Global Relationship Management Group (2001-2003). Mr. Siegle earned his B.A. in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Boston.

In addition to acting as the subadviser to the Fund, WMC also acts as subadviser to the funds and other managed accounts listed in the table below. The investment objective of each of these funds and accounts is similar to the Fund.

COMPARABLE ACCOUNTS	AUM	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
Client A	$1,010.89 million	0.24% on assets up to $500 million; 0.2275% on assets from $500 million to $1 billion; and 0.215% on assets over $1 billion

Investment Objective, Principal Investment Strategies,
and Principal Risks of the Fund

Investment Objective

The Fund seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities, or other investments with similar economic characteristics, of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s 500® Index (the “Index”). Although expected to change frequently, the market capitalization range of the Index was approximately $5.3 billion to $2.05 trillion as of March 31, 2021. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, as described below, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund may invest up to 10% of its total assets in foreign equity securities. The Fund normally invests in common stocks. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 60 and 90 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.

In selecting investments, WMC employs fundamental bottom-up analysis along with risk management criteria in identifying opportunities and constructing the Fund’s portfolio. WMC seeks to identify companies with, among other attributes, improving quality metrics, fundamental business momentum, and attractive relative valuations.

WMC may sell a security when the security’s price reaches a target set by WMC or if WMC believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or if other investments are more attractive, or for other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Sector Risk. To the extent the Fund’s investments focus on one or more sectors of the economy, the Fund’s performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

GENERAL INFORMATION

The Trust will furnish, without charge, to any Contract owner, upon request, a printed version of the Fund’s most recent annual report and semi-annual report to shareholders. Such requests may be directed to the Trust by writing to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, EL Paso, TX 79998-1592, by calling toll free at 1-888-GUARDIAN (1-888-482-7342) or 1-800-221-3253. Copies of the annual report and semi-annual report are also available on guardianlife.com.

Park Avenue serves as the investment manager to the Fund. The principal executive offices of Park Avenue and the Fund are located at 10 Hudson Yards, New York, NY 10001.

The Fund’s distributor is Park Avenue Securities LLC, 10 Hudson Yards, New York, NY 10001. State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111-2900, is the Fund’s custodian and provides certain administrative services.

APPENDIX A

As of the Record Date, The Guardian Insurance & Annuity Company, Inc. (“GIAC”) owned of record or beneficially 5% or more of the outstanding shares of Guardian Integrated Research VIP Fund. Shareholders holding greater than 25% or more of the Fund are presumed to be controlling persons of the Fund under the 1940 Act. As of the Record Date, GIAC was the record holder of 100% of the shares of the Fund held on behalf of Contract owners. As of the Record Date, GIAC beneficially owned 100% of the Fund’s shares for its own account. GIAC’s address is 10 Hudson Yards, New York, NY 10001.

A-1

APPENDIX B

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of August 8, 2016 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided. The Sub-Adviser may utilize the personnel of its foreign affiliates to assist it with providing its services under this Agreement, provided that the Sub-Adviser will remain responsible for the provision of services under this Agreement.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all laws, rules and regulations applicable to the Sub-Adviser’s services to the Series and the investment objective, policies, restrictions and guidelines applicable to the Series, as provided in the Trust’s registration statement on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”). The investment objective, policies, restrictions and guidelines applicable to the Series, as provided in the Registration Statement, are referred to in this Agreement as the “Investment Guidelines”. The Adviser agrees to furnish to the Sub-Adviser copies of the Registration Statement, and all amendments of and supplements to the Registration Statement, and the Adviser agrees the Sub-Adviser shall not be responsible for complying with such documents until they have been provided to the Sub-Adviser. To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will perform its services under this agreement in accordance with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time (provided the Sub-Adviser has received written notice of such revision or amendment). In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series in a manner designed to meet the asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series in a manner designed to avoid any action or omission on the part of the Sub-Adviser that would cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure to the Adviser regarding the Proxy Voting Policies and Procedures to assist with compliance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser upon request a record of all proxies voted for use in connection with the preparation and filing of the Series’ Form N-PX. The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that the Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 4(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

3.	Series Transactions.

(a) The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in the Sub-Adviser’s Policies and Procedures on Order Execution (“Best Execution”). It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time, in consultation with the Adviser and the Sub-Adviser, adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series.

4.	Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law.

6.	Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request. The Adviser represents and warrants that the terms of this Agreement and the Investment Guidelines are consistent with the terms of the Declaration of Trust and the By-Laws.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records or ledgers that are maintained by the Sub-Adviser (which shall not include the records or ledgers that are maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications as appropriate), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to: (i) fulfilling the Adviser’s, the Sub-Adviser’s or the Board’s responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act (as applicable); (ii) preparing and/or filing periodic and other reports and documents required to maintain the registration and qualification of the Series; (iii) assisting the client in their response to requests from regulatory authorities or (iv) to meet other regulatory requirements applicable to the services provided to the Series under this Agreement. Upon reasonable request, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto (or, as applicable, portions thereof) that relate to the Sub-Adviser’s services to the Series or the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or otherwise related to the Sub-Adviser’s services to the Series in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control (as defined under the 1940 Act) of the Sub-Adviser.

7.	Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request of the Sub-Adviser from time to time in the performance of their obligations; provide timely responses to reasonable requests made by such persons; and establish and maintain customary operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent), and where applicable, shall also request each executing broker and counterparty to deliver its own such transaction and position reporting.

(c) The Sub-Adviser is not the official pricing agent of the Series, but shall provide reasonable assistance to the Board, the Adviser, the custodian or administrator for the Series in determining, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. The Sub-Adviser will periodically compare the prices of securities designated in the custodian’s records to the prices indicated in the Sub-Adviser’s portfolio management systems (which are based on the Sub-Adviser’s Pricing Policies and Procedures), and the Sub-Adviser will seek to reconcile material discrepancies with the custodian.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, and that it has not materially breached any applicable laws or regulations in the performance of its services to the Series or other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for maintaining policies and internal controls and procedures designed to assure compliance with applicable laws and regulations.

(f) The Sub-Adviser shall notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors or valuation errors of which the Sub-Adviser is aware.

(g) Each party to this Agreement agrees to cooperate reasonably with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.	Compliance.

(a) The Sub-Adviser shall notify the Adviser promptly in the event it discovers that it has breached any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any material violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser promptly upon detection of any material violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation could be considered material to the Adviser’s or Board’s evaluation of the Sub-Adviser’s services.

(b) The Sub-Adviser shall promptly notify the Adviser and the Trust in writing if the Sub-Adviser becomes aware of any of the following events: (i) any material breach of this Agreement; (ii) any of the material representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving the Series or materially relevant to the affairs of the Series; and (v) any material change in the Sub-Adviser’s financial condition which could reasonably be expected to adversely impact its abilities to perform its duties hereunder and of cancellation of the Sub-Adviser’s errors and omissions or professional liability insurance coverage if replacement coverage is not secured.

(c) The Sub-Adviser shall provide reasonable notice of: (i) any proposed change in control (as defined under the 1940 Act) of the Sub-Adviser; (ii) any proposed assignment of this Agreement; (iii) Sub-Adviser becomes aware of any event or circumstance that could reasonably constitute (or will constitute with the passage of time) a default, event of default, or termination event (or other similar event or circumstance, however defined) under any Trading Agreement or otherwise with respect to the Series that could reasonably be expected to materially harm the interest of the Series, and Sub-Adviser hereby agrees to use its best efforts to monitor the occurrence of any such event or circumstance; and (v) the Sub-Adviser receives a finding of a material deficiency from the SEC in an exam that is relevant to the management of the Series.

(d) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures as required by: Rule 206(4)-7 under the Advisers Act. To the extent reasonably requested by the Series, the Sub-Adviser will use its best efforts to assist the Chief Compliance Officer of the Series in respect of Rule 38a-1 under the 1940 Act upon request including, without limitation, providing the Chief Compliance Officer of the Series with (i) copies of the compliance policies and procedures of the Sub-Adviser, (ii) a compliance report concerning the Sub-Adviser’s compliance program in connection with the annual review thereof by the Series required under Rule 38a-1, and (iii) a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1).

(e) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics, and will within five business days notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response.

(f)  The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries to assist the Series in complying with Rule 38a-1 under the 1940 Act.

(g) The Sub-Adviser represents and warrants that it seeks to maintain appropriate cybersecurity measures (consistent with any applicable regulatory requirements) and shall promptly notify the Adviser and the Series of any known material breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in the amounts as reasonably necessary to meet obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Adviser. The Sub-Adviser shall provide written notice to the Adviser of any cancellation of its professional liability insurance policies/ insurance coverage if replacement coverage is not secured. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.	Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is and during the term of this Agreement shall remain registered as an investment adviser under the Advisers Act and registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities under this Agreement require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (iv) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (v) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Part 2) and all information in such document is complete and accurate in all material respects as of the date hereof. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all material amendments to its Form ADV.

(c) Each party acknowledges and agrees that it has not received legal or regulatory advice from the other party or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) To the extent the Adviser or the Trust has delivered the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and provided a reasonable time for the Sub-Adviser to review such disclosure, the Sub-Adviser represents and warrants either that (i) the disclosures therein relating directly to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations applicable to assets of the Series managed by the Sub-Adviser, contain no untrue statement of any material fact or omission of any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or (ii) the Sub-Adviser has recommended changes to the Adviser or the Trust to address inaccuracies.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

14.	Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series may direct, all records relating to the Sub-Adviser’s services under this Agreement as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other laws and regulations applicable to the Sub-Adviser, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.	Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. Unless the Sub-Adviser has breached the foregoing standard of care (or any other standard of care by which the Sub-Adviser is bound under applicable law), the Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any other person for any loss incurred in connection with the performance of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.	Indemnification.

(a) The Sub-Adviser shall indemnify and hold harmless the Series, the Adviser, and the Adviser’s affiliates, and their respective directors, partners, officers and employees, from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and expenses) directly arising out of or in connection with the Sub-Adviser’s willful misfeasance, bad faith or negligence, or other breach of its standard of care in performing its duties and obligations under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser and the Sub-Adviser’s affiliates, and their respective directors, partners, officers and employees, from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and expenses) directly arising out of or in connection with the Adviser’s willful misfeasance, bad faith or negligence in performing its duties and obligations under this Agreement.

17.	Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2018. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2018 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser (except to the extent the Sub-Adviser is required to retain copies of the records under applicable law).

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act. In the event of an assignment, to the extent permitted by applicable law, each party hereto will provide 30 days’ prior written notice to the other party, or such shorter period as mutually agreed by the parties.

18.	Notices. Unless otherwise, provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing (including electronic means). Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 7 Hanover Square, H-23G, New York, NY 10004, Attention: Equity Counsel, or to the Sub-Adviser at 280 Congress Street, Boston, Massachusetts 02210, Attention: Legal and Compliance, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19.	Confidentiality and Use of Names.

(a) The Sub-Adviser shall treat all records and other information relative to the Trust, the Series and the Adviser and their prior, present or potential shareholders and clients (as applicable), including the list of portfolio securities, instruments and assets and liabilities of the Series, which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Trust and the Adviser. The Sub-Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Adviser, which shall not be unreasonably withheld, or as otherwise provided below).

(b) The Sub-Adviser and the Adviser acknowledge and agree that during the term of this Agreement the parties may have access to information that is proprietary or confidential to both parties or their respective affiliates (“Confidential Information”). The parties agree that their respective officers and employees shall treat all such Confidential Information as confidential and proprietary and will not use or disclose Confidential Information for any purpose other than in connection with the exercise of their responsibilities under this Agreement or as necessary to conduct the business of the Series, except as provided below. The Adviser (on its own behalf and on behalf of the Trust and Series) agrees not to make use of the investment decisions or recommendations of the Sub-Adviser, other than with respect to the Series, without the written consent of the Sub-Adviser. In addition, each party shall use its reasonable best efforts to ensure that any of its agents or affiliates who may gain access to Confidential Information shall be made aware of its proprietary nature and shall likewise treat it as confidential.

(c) The confidentiality provisions in paragraphs (a) and (b) immediately above will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

(d) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(e) The Sub-Adviser shall provide to the Adviser, upon reasonable request, information relating to the Sub-Adviser and its services to the Series for inclusion in any promotional or disclosure materials relating to the Series. Neither the Adviser, the Trust nor the Series will use the Sub-Adviser’s name, logo or make any statements relating to the Sub-Adviser or its affiliates in any promotional or disclosure materials unless and until the Sub-Adviser has reviewed and approved the materials prior to their initial use, which approval will not be unreasonably withheld or delayed. The Adviser shall indemnify and hold harmless the Sub-Adviser from any losses or costs arising from the Adviser’s unauthorized use (or the Trust’s or Series’ unauthorized use) of information about the Sub-Adviser, its name or logo in marketing or disclosure materials.

20.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

21.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

22.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

23.	Survival. Sections 4, 8(b), 8(c), 8(d), 8(e), 8(f), 12, 13, 14, 15, 16, 17, 18, 19, 22, and 26 shall survive the termination of this Agreement.

24.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

25.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

26.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the federal securities laws (including the 1940 Act and the rules and regulations thereunder). To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the federal securities laws, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President, Chief Financial Officer

Wellington MANAGEMENT Company LLP

By:	/s/ Molly Shannon
Name:	Molly Shannon
Title:	Senior Managing Director

Schedule A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and

Wellington Management Company LLP

Dated August 8, 2016

Amended as of December 8, 2021

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian Large Cap Disciplined Growth VIP Fund	0.33% of the first $50 million in assets;
0.30% on the next $100 million in assets;
0.27% on the next $200 million in assets;
0.24% on the next $200 million in assets; and
0.22% over $550 million in assets

Guardian Global Utilities VIP Fund	0.36%

Guardian Balanced Allocation VIP Fund	0.24%

Guardian Equity Income VIP Fund	0.24%

Guardian Integrated Research VIP Fund	0.25% on first $100 million in assets; and 0.20% for assets over $100 million in assets

B-20